Dreyfus

GNMA Fund, Inc.

SEMIANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Financial Futures

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                                GNMA Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus GNMA Fund, Inc., covering the six-month period from May 1, 1999 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Hoeh.

The past six months have been highly volatile for most bonds. When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall' s interest-rate cuts

Higher interest rates led to some erosion of bond prices, especially among the higher yielding market sectors. In this environment, however, the yields of many higher yielding bonds -- including corporate bonds and U.S. government agency securities -- have recently been quite attractive compared to the yields of U.S. Treasury securities of comparable maturity.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus GNMA Fund, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager  Dreyfus Taxable Fixed Income Team

How did Dreyfus GNMA Fund, Inc. perform  relative to its benchmark?

For the six-month period ended October 31, 1999, the fund produced a 0.39% total return.(1) This performance modestly lagged the 0.60% return provided by the fund's benchmark, the Lehman Brothers GNMA Index,(2) for the same period.

The fund' s performance is attributable to our asset allocation and duration strategies. We successfully anticipated historically low prepayment levels within the mortgage-financing market, which substantially outperformed the U.S. Treasury securities market. However, because the fund's benchmark index is composed exclusively of GNMA securities while the fund also contains other types of U.S. government agency and non-agency securities, the fund did not surpass the benchmark's return.

What is the fund's investment approach?

The fund invests primarily in GNMA (Government National Mortgage Association or " Ginnie Mae" ) securities. The remainder may be allocated to other mortgage-related securities, including U.S. government agency securities, and privately issued mortgage- and asset-backed securities. The fund also invests in U.S. Treasuries and repurchase agreements. The fund's goal is to provide a high level of current income consistent with capital preservation.

We    use    a    four-step    investment    approach:

* PREPAYMENT TREND ANALYSIS. We carefully review the extent to which homeowners are likely to prepay their mortgages because of home sales or refinancing, since an increase in this trend would adversely affect returns provided by the fund's
mortgage-related    holdings.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

*OPTION-ADJUSTED SPREAD ANALYSIS. This analytical tool quantifies the yield advantage of mortgage-backed securities compared to other securities, such as U.S. Treasuries. This analysis helps us measure the risk that individual securities may be vulnerable to early redemption.

*CASH FLOW STRUCTURE ANALYSIS. This helps us determine the predictability and security of cash flows provided by different bond structures. We analyze the benefits of 30-year and 15-year fixed-rate securities along with adjustable-rate mortgage securities (ARMs) . Also within the GNMA market, we analyze project loans which offer cash flow protection from loan prepayments.

*TOTAL RATE-OF-RETURN SCENARIOS. We calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are potentially likely to provide above-average returns in any given interest-rate environment.

What other factors influenced the fund's performance?

When the reporting period began on May 1, 1999, there was concern that economic recovery in overseas markets and continued economic strength in the United States might rekindle long-dormant inflationary pressures. In fact, in an attempt to forestall a potential reacceleration of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999.

The Federal Reserve's interest-rate hikes caused a dramatic rise in Treasury and mortgage rates, and drove mortgage prepayment rates back down to below the historic average. In this environment, mortgage-backed securities substantially outperformed U.S. Treasuries as well as other investment-grade fixed-income securities.(3) We took care to structure the fund to benefit from the relative performance advantage of mortgage-backed securities during the period.

What is the fund's current strategy?

The fund was relatively successful in a rising interest-rate environment largely because we focused on the residential mortgage-backed secu rities, commercial mortgage-backed securities and asset-backed securities that led the market' s recovery from last year' s financial crises. GNMA Adjustable-Rate Mortgage securities (ARMs) were the best-performing securities in the portfolio, comprising 12.83% of the fund's net assets as of October 31, 1999. Unlike fixed-rate securities, which tend to decline in price as interest rates advance, the income payments on adjustable-rate securities generally rise and fall with changes in interest rates. In addition, our emphasis on securities that mature in 15 years was rewarded when those securities outperformed 30-year bonds.

Our sector allocation strategy -- which led to increased exposure to asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities -- also had a positive effect on the fund's performance.

Toward  the  end  of  the  reporting period, when we determined that the bulk of interest-rate hikes was likely to be behind us, we lengthened the fund's duration to match the Lehman GNMA Index to lock in prevailing yields and capture potential capital appreciation from longer maturity securities. We have reduced our holdings of credit-sensitive securities in order to lock in profits, and we have increased our participation in GNMA project loans that offer protection from early redemption in the event of a market rally. We have also increased our
exposure    to    U.S.    Treasury    securities.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LEHMAN BROTHERS INC. -- THE LEHMAN BROTHERS GNMA INDEX IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET, CONSISTING OF 15- AND 30-YEAR FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.

(3) BASED ON A COMPARISON OF THE MERRILL LYNCH U.S. GOVERNMENT & CORPORATE, 1-10 YEARS, A-RATED AND ABOVE INDEX AND THE MERRILL LYNCH MORTGAGES, GNMA MASTER INDEX OVER THE 10 MONTHS ENDED OCTOBER 31, 1999.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 1999 (Unaudited)



                                                                                     Principal
BONDS AND NOTES--123.4%                                                             Amount ($)                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/

MORTGAGE-BACKED SECURITIES--101.0%

Government National Mortgage Association I:

   6%                                                                                9,500,000  (a)                    8,820,085

   6.5%                                                                             47,250,000  (a)                   45,167,693

   6.5%, 9/15/2008-3/15/2029                                                        90,687,639  (b)                   88,939,819

   7%                                                                               32,650,000  (a)                   32,037,813

   7%, 11/15/2022-12/15/2022                                                           318,035                           315,009

   7.5%                                                                             35,450,000  (a)                   35,560,604

   7.5%, 8/15/2000-12/15/2023                                                      120,178,523                       121,624,169

   8%, 4/15/2008-12/15/2022                                                         77,613,245  (b)                   79,702,899

   8.5%, 10/15/2017-12/15/2022                                                      33,859,752  (b)                   35,623,669

   9%, 7/15/2001-12/15/2022                                                         30,532,997  (a)                   32,459,634

   9.5%, 1/15/2016-11/15/2024                                                       20,118,589                        21,816,041

   11%, 9/15/2000-1/15/2001                                                             44,681                            47,012

                                                                                                                     502,114,447

Government National Mortgage Association II:

   5%                                                                               35,000,000  (a,c)                 34,125,000

   5.5%                                                                             70,309,444  (a,c)                 69,276,598

   6%                                                                               22,517,000  (a,c)                 22,411,395

   6.375%, 2/20/2027                                                                   423,265  (c)                      425,114

   7%                                                                               40,460,000  (a)                   39,701,375

   7%, 4/20/2024-8/20/2029                                                          12,646,434                        12,369,470

   9%, 3/20/2016                                                                     1,118,351                         1,174,269

   9.5%, 2/20/2016-2/20/2025                                                         2,058,372                         2,199,765

   10.5%, 7/20/2013-9/20/2018                                                        1,913,624                         2,068,583

                                                                                                                     183,751,569

Government National Mortgage Association I,

  Graduated Payment Mortgage:

   10.25%, 8/15/2018-9/15/2018                                                          62,648                            68,286

   10.75%, 3/15/2010-2/15/2016                                                         256,733                           281,260

                                                                                                                         349,546

Government National Mortgage Association II,

  Graduated Payment Mortgage,

   11.75%, 6/20/2015-1/20/2016                                                         158,907                           177,032

Government National Mortgage Association I,

  Construction Loans:

   6.5%                                                                              4,904,682  (a)                    4,369,765

   6.5%, 2/15/2001                                                                  13,515,318                        12,041,304

   6.75%                                                                             4,418,689  (a)                    4,040,339

   6.75%, 7/15/2000-3/15/2040                                                       14,958,011                        13,677,231

   6.875%                                                                            2,482,140  (a)                    2,289,387

   6.875%, 2/15/2040                                                                 4,987,860                         4,600,521


                                                                                     Principal
BONDS AND NOTES (CONTINUED)                                                         Amount ($)                         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/

MORTGAGE-BACKED SECURITIES (CONTINUED)

Government National Mortgage Association I,

  Construction Loans (continued):

   7.25%, 7/15/2039                                                                  7,984,621                         7,654,008

                                                                                                                      48,672,555

Government National Mortgage Association I,

  Project Loans:

   5.95%, 11/15/2033                                                                 4,519,647                         4,194,775

   6.3%, 11/15/2038                                                                 21,222,869  (b)                   20,334,055

   6.315%, 10/15/2033                                                                1,500,584                         1,439,615

   6.355%, 8/15/2024                                                                 3,341,586                         3,213,135

   6.36%, 2/15/2037                                                                 20,361,324  (b)                   19,438,549

   6.375%, 10/15/2033-1/15/2034                                                     20,841,228                        19,991,227

   6.38%, 9/15/2033                                                                  8,430,762                         8,151,451

   6.4%, 10/15/2033-9/15/2038                                                       12,743,876                        12,044,681

   6.41%, 8/15/2028                                                                  1,838,019                         1,782,290

   6.47%, 9/15/2033                                                                  3,196,096                         3,110,185

   6.5%, 12/15/2023-10/15/2033                                                      44,423,927  (b)                   43,203,465

   6.55%, 7/15/2033                                                                  7,959,495                         7,787,809

   6.6%, 9/15/2019-9/15/2030                                                         9,165,332  (b)                    9,013,462

   6.625%, 6/15/2028-10/15/2033                                                     22,794,798                        22,422,845

   6.75%, 10/15/2033-1/15/2034                                                      14,068,348  (b)                   13,878,367

   6.95%, 12/15/2038                                                                 9,160,880  (b)                    9,014,855

   7.25%, 5/15/2033                                                                  6,960,393  (b)                    7,121,318

                                                                                                                     206,142,084

Federal Home Loan Mortgage Corp.:

  Real Estate Mortgage Investment Conduit,

  Stripped Securities, Interest Only Class:

            Ser. 1379, Cl. T, 7.5%, 2021                                            10,000,000  (d)                    2,024,200

            Ser. 1583, CI. ID, 7%, 2023                                              5,059,464  (d)                    1,465,170

            Ser. 1628, CI. MA, 6.5%, 2022                                            7,238,471  (d)                      748,729

            Ser. 1829, CI. I, 6.5%, 2017                                             3,614,513  (d)                      267,700

            Ser. 1882, CI. PK, 7%, 2026                                              3,181,482  (d)                    1,413,151

            Ser. 1969, CI. PI, 7%, 2009                                              4,904,645  (d)                      631,718

            Ser. 1998, CI. PK, 7%, 2026                                             12,413,530  (d)                    2,676,667

            Ser. 1999, CI. QK, 7%, 2025                                              8,832,558  (d)                    1,862,345

            Ser. 2043, CI. IE, 6.5%, 2023                                           29,993,269  (d)                    5,619,051

            Ser. 2065, CI. PH, 6.5%, 2021                                            4,642,230  (d)                      831,249

   Structured Pass-Through Securities,

            Ser. T-14, Cl. A-5, 6.4%, 2028                                          13,289,000  (b)                   11,827,210

                                                                                                                      29,367,190

                                                                                                     The Fund

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                     Principal
BONDS AND NOTES (CONTINUED)                                                         Amount ($)                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/

MORTGAGE-BACKED SECURITIES (CONTINUED)

Federal National Mortgage Association:

   6.82%, 2028                                                                       3,541,606                         3,374,011

   Stripped Securities, Interest Only Class:

            Ser. 1993-133, CI. HA, 9.96%, 2022                                       8,200,000  (d)                    2,246,800

            Ser. 1997-16, CI. PJ, 7%, 2026                                           8,321,533  (d)                    1,742,321

            Ser. 1997-40, CI. PI, 7%, 2027                                          31,676,142  (d)                   10,759,989

            Ser. 1997-60, Cl. PJ, 7%, 2027                                           4,933,607  (d)                    1,951,858

            Ser. 1997-84, CI. PI, 6.5%, 2021                                         2,414,201  (d)                      606,302

            Ser. 1997-85, CI. PI, 7%, 2018                                          17,980,858  (d)                    2,910,651

                                                                                                                      23,591,932

TOTAL U.S. GOVERNMENT AGENCIES/

MORTGAGE-BACKED SECURITIES                                                                                           994,166,355
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--4.6%

ACLC Business Loan Receivables Trust,

   Ser. 1998-1, Cl. A-1, 6.435%, 2019                                                9,282,007  (b,e)                  8,806,304

BMW Vehicle Owner Trust,

   Ser. 1999-A, Cl. A-4, 6.54%, 2004                                                 2,000,000  (b)                    1,999,620

Equivantage Home Equity Loan Trust:

   Ser. 1996-2, Cl. A-4, 8.05%, 2027                                                 6,251,000  (b)                    6,305,790

   Ser. 1997-1, Cl. A-4, 7.275%, 2028                                                7,000,000  (b)                    7,021,945

MMCA Automobile Trust,

   Ser. 1999-2, Cl. A-3, 7%, 2004                                                    7,000,000  (b)                    7,030,625

The Money Store Home Equity Trust,

   Ser. 1997-D, Cl. AF-7, 6.485%, 2038                                               7,225,000  (b)                    6,997,087

Nomura Depositor Trust,

   Ser. 1998-ST1, Cl. A-3, 5.986%, 2003                                              7,500,000  (b,e,f)                7,470,703

TOTAL ASSET-BACKED SECURITIES                                                                                         45,632,074
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--9.0%

Asset Securitization,

   Ser. 1997-D5, Cl. A-2, 6.816%, 2041                                              11,450,781  (b,f)                 10,799,518

BTC Mortgage Investors Trust,

   Ser. 1997-S1, Cl. C, 6.645%, 2009                                                 5,135,002  (b,e)                  5,122,165

CS First Boston Mortgage Securities,

   Ser. 1998-C1, Cl. C, 6.78%, 2009                                                 32,000,000  (b)                   30,221,920

GGP Ala Moana,

   Ser. 1999-C1, Cl. D, 6.516%, 2004                                                10,000,000  (b,e,f)                9,956,250

Library Tower Trust I,

   Ser. 1998-I, Cl. B, 6.66%, 2029                                                   6,500,000  (b,e)                  6,071,007

Merrill Lynch Mortgage Investors,

   Ser. 1997-SD1, Cl. C, 5.888%, 2004                                                5,000,000  (b,e,f)                4,847,656


                                                                                     Principal
BONDS AND NOTES (CONTINUED)                                                         Amount ($)                         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Nomura Asset Securities,

   Ser. 1998-D6, Cl. A-3, 6.981%, 2028                                              18,000,000  (b,f)                 16,470,000

Trizec Hahn Office Properties Trust,

   Ser. 1999-TOPA, Cl. D, 6.58%, 2007                                                5,500,000  (b,e,f)                5,453,594

TOTAL COMMERCIAL MORTGAGE PASS-THROUGH CTFS.                                                                          88,942,110
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--4.6%

BA Mortgage Securities,

   Ser. 1998-2, Cl. 2B-1, 6.5%, 2013                                                   436,611                           406,184

Blackrock Capital Finance,

   Ser. 1997-R3, Cl. B-2, 7.25%, 2028                                               12,557,067  (e)                    9,001,847

GE Capital Mortgage Services:

   Ser. 1998-1, Cl. B-1, 6.75%, 2013                                                   930,154                           868,754

   Ser. 1998-13, Cl. B-1, 6.75%, 2012                                                  463,553                           422,477

   Ser. 1998-16:

            Cl. B-1, 6.5%, 2013                                                        596,207                           551,080

            Cl. M, 6.5%, 2013                                                        1,788,623                         1,719,010

Norwest Asset Securities:

   Ser. 1997-20, Cl. B-1, 6.75%, 2012                                                  941,278                           885,338

   Ser. 1998-9:

            Cl. B-1, 6.5%, 2028                                                      3,248,150                         3,083,371

            Cl. B-2, 6.5%, 2028                                                      3,112,441                         2,919,719

   Ser. 1998-14, Cl. B-2, 6.5%, 2013                                                 1,415,566                         1,328,438

PNC Mortgage Securities:

  Ser. 1998-2:

            Cl. 3B-2, 6.75%, 2013                                                      727,373                           703,894

            Cl. 4B-2, 6.75%, 2027                                                      654,181                           605,389

   Ser. 1998-11, Cl. 2B-2, 6.25%, 2013                                                 503,827                           459,978

Prudential Home Mortgage Securities:

   Ser. 1995-7, Cl. B-1, 7%, 2025                                                    3,879,954  (e)                    3,820,358

   Ser. 1996-8, Cl. B-1, 6.75%, 2026                                                 2,594,480                         2,494,514

Residential Asset Securities,

   Ser. 1997-KS4, Cl. AI-5, 6.98%, 2027                                             10,000,000                         9,566,450

Residential Funding Mortgage Securities I:

   Ser. 1997-S10, Cl. M-2, 7%, 2012                                                    833,201                           809,883

   Ser. 1997-S11, Cl. M-2, 7%, 2012                                                    704,945                           685,189

   Ser. 1997-S16, Cl. M-2, 6.75%, 2012                                               1,176,292                         1,135,381

   Ser. 1998-S1, Cl. M-2, 6.5%, 2013                                                 1,047,373                         1,003,541

   Ser. 1998-S14, Cl. M-2, 6.5%, 2013                                                1,621,880                         1,542,805

   Ser. 1998-S16:

            Cl. M-1, 6.5%, 2013                                                      1,021,056                           980,683

            Cl. M-2, 6.5%, 2013                                                        364,731                           343,029

TOTAL RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.                                                                         45,337,312

                                                                                                     The Fund

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                     Principal
BONDS AND NOTES (CONTINUED)                                                         Amount ($)                         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENTS--4.2%

U.S. Treasury Bonds,

   6.125%, 2029                                                                     21,050,000                        20,976,116

U.S. Treasury Notes:

   5.625%, 2001                                                                     15,000,000                        14,949,450

   6%, 2004                                                                          5,150,000                         5,164,266

TOTAL U.S. GOVERNMENTS                                                                                                41,089,832

TOTAL BONDS AND NOTES

   (cost $1,238,960,765)                                                                                           1,215,167,683
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--5.4%
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--5.2%

UBS Securities Inc.,

  5.21%, Dated 10/29/1999,Due 11/1/1999

  in the amount of $51,387,301

  (fully collateralized by $51,619,000,

  U.S. Treasury Notes due 8/31/2000

   value $52,442,741)                                                               51,365,000                        51,365,000

U.S. TREASURY BILLS--.2%

   5.175%, 12/9/1999                                                                 1,600,000  (g)                    1,592,528

TOTAL SHORT-TERM INVESTMENTS                                                                                          52,957,528

   (cost $52,957,400 )
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESMENTS

   (cost $1,291,918,165)                                                                128.8%                     1,268,125,211

LIABILITIES, LESS CASH AND RECEIVABLES                                                 (28.8%)                     (283,854,956)

NET ASSETS                                                                              100.0%                       984,270,255

(A)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(B)  SECURITIES HELD IN WHOLE OR IN PART BY THE CUSTODIAN IN A SEGREGATED
     ACCOUNT AS COLLATERAL FOR SECURITIES PURCHASED ON A
     FORWARD COMMITMENT BASIS.

(C)  ADJUSTABLE RATE MORTGAGE-INTEREST RATE SUBJECT TO CHANGE PERIODICALLY.

(D)  REFLECTS NOTIONAL FACE.

(E)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31,
     1999. THESE SECURITIES AMOUNTED TO $60,549,884, OR 6.2% OF NET ASSETS.

(F)  VARIABLE RATE SECURITY-INTEREST RATE SUBJECT TO CHANGE PERIODICALLY.

(G)  HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF FINANCIAL FUTURES

October 31, 1999 (Unaudited)



                                                                   Market Value                                        Unrealized
                                                                     Covered by                                      Appreciation
                                            Contracts             Contracts ($)             Expiration            at 10/31/99 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U.S. Treasury 5 year Notes                        538               58,078,781            December '99                     64,751

U.S. Treasury 10 year Notes                       201               22,053,469            December '99                    147,187

                                                                                                                          211,938

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(b)                            1,291,918,165 1,268,125,211

Cash                                                                   7,134,248

Receivable for investment securities sold                             25,879,991

Interest receivable                                                    7,350,180

Receivable for futures variation margin--Note 4(a)                       426,031

Paydowns receivable                                                        6,581

Receivable for shares of Common Stock subscribed                           5,341

Prepaid expenses                                                           3,177

                                                                   1,308,930,760
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           794,549

Due to Distributor                                                       28,247

Payable for investment securities purchased                         322,995,327

Payable for shares of Common Stock redeemed                             461,379

Accrued expenses                                                        381,003

                                                                    324,660,505
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      984,270,255
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    1,079,901,36

Accumulated undistributed investment income--net                      8,238,519

Accumulated net realized gain (loss) on investments                (80,288,615)

Accumulated net unrealized appreciation (depreciation)
   on investments (including $211,938 net unrealized
   appreciation on financial futures)--Note 4(b)                   (23,581,016)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      984,270,255
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(1.1 billion shares of $.01 par value Common Stock authorized)       69,615,916

NET ASSET VALUE, offering and redemption price per share ($)              14.14

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     37,033,374

EXPENSES:

Management fee--Note 3(a)                                            3,063,842

Shareholder servicing costs--Note 3(b)                               1,313,061

Custodian fees--Note 3(b)                                              101,612

Prospectus and shareholders' reports--Note 3(b)                         43,269

Professional fees                                                       40,970

Directors' fees and expenses--Note 3(c)                                 31,024

Registration fees                                                       23,181

Miscellaneous                                                          103,286

TOTAL EXPENSES                                                       4,720,245

INVESTMENT INCOME--NET                                              32,313,129
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                           (12,297,710)

Net realized gain (loss) on financial futures                        4,177,040

NET REALIZED GAIN (LOSS)                                           (8,120,670)

Net unrealized appreciation (depreciation) on investments
  [including ($498,140) net unrealized (depreciation) on financial
futures]                                                          (20,706,984)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (28,827,654)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,485,475

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         32,313,129           69,574,106

Net realized gain (loss) on investments       (8,120,670)          (7,675,911)

Net unrealized appreciation (depreciation)
   on investments                            (20,706,984)         (26,810,826)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   3,485,475           35,087,369

NET EQUALIZATION (DEBITS)--NOTE 1(E)            (384,643)            (459,399)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (32,347,163)         (69,470,086)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  41,335,629          104,458,260

Dividends reinvested                           24,658,073           52,915,133

Cost of shares redeemed                     (120,824,282)        (226,975,934)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (54,830,580)         (69,602,541)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (84,076,911)        (104,444,657)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,068,347,166        1,172,791,823

END OF PERIOD                                 984,270,255        1,068,347,166

Undistributed investment income--net            8,238,519            8,657,196
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,937,348            7,125,121

Shares issued for dividends reinvested          1,744,784            3,607,778

Shares redeemed                               (8,566,011)         (15,495,970)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (3,833,879)         (4,763,071)

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                    Six Months Ended

                                    October 31, 1999                             Year Ended April 30,
                                   ----------------------------------------------------------------------------------------------

                                          (Unaudited)        1999          1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                          14.54       14.99         14.44          14.50          14.32          14.48

Investment Operations:

Investment income--net                            .46         .92           .91            .92            .96            .98

Net realized and unrealized
   gain (loss) on investments                    (.41)       (.46)          .55           (.05)           .18           (.18)

Total from Investment
   Operations                                     .05         .46          1.46            .87           1.14            .80

Distributions:

Dividends from investment
   income--net                                   (.45)       (.91)         (.91)          (.93)          (.96)          (.96)

Net asset value, end of period                  14.14       14.54         14.99          14.44          14.50          14.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  .77(a)     3.17         10.38           6.17           8.11           5.81
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
to average net assets                             .92(a)      .94           .96            .96            .96            .97

Ratio of interest expense and loan
   commitment fees to average
   net assets                                      --         .25            --             --             --             --

Ratio of net investment income
   to average net assets                         6.31(a)     6.19          6.16           6.38           6.57           6.90

Portfolio Turnover Rate                        162.93(b)   206.15        342.71         323.99         144.43         362.70
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                984,270   1,068,347      1,172,792     1,240,459      1,373,618      1,435,873

(A)  ANNUALIZED.

(B)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus GNMA Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to provide an investor with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are
valued    at    the    last    sale

price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest  income
(including, where applicable, amortization of discount on short-term investments) is recognized on the accrual basis. Under the terms of custody agreement, the fund receives net earnings credits based on available cash
balances    left    on    deposit.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund' s Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

On October 31, 1999, the Board of Directors declared a cash dividend of $.075 per share from undistributed investment income-net, payable on November 1, 1999 (ex-dividend date) to shareholders of record as of the close of business on October 29, 1999.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $71,298,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1999. If not applied, $58,671,000 of the carryover expires in fiscal 2003, $5,711,000 expires in fiscal 2005 and $6,916,000 expires in fiscal 2007.

(e) Equalization: The fund follows the accounting practice known as " equalization" by which a portion of the amounts received on issuances and the amounts paid on redemptions of fund shares (equivalent, on a per share basis, to the amount of distributable investment income-net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by fund shares issued or redeemed.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under either line of credit.


NOTE 3--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 11/2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess. No expense reimbursement was required for the period ended October 31, 1999.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the fund' s shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively "Dreyfus") for advertising and marketing relating to the fund and for Servicing, at an aggregate annual rate not to exceed .20 of 1% of the value of the fund's average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's
average    daily    net    assets    for    any     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

full fiscal year. During the period ended October 31, 1999, the fund was charged $818,800 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $326,290 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 1999, the fund was charged $101,612 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 1999, amounted to $2,087,046,024 and $2,023,978,501, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these
deposits    is    determined    by    the    exchange    or    Board    of

Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1999, are set forth in the Statement of Financial Futures.

(b) At October 31, 1999, accumulated net unrealized depreciation on investments and financial futures was $23,581,016, consisting of $9,994,923 gross unrealized appreciation and $33,575,939 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Reverse Repurchase Agreements:

The fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the fund of an underlying debt instrument in return for cash proceeds based on a percentage of value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. Reverse repurchase agreements may subject the fund to interest rate risk and counter party credit risk. As of October 31, 1999, the fund had no reverse repurchase agreements outstanding.

                                                             The Fund

                                                           For More Information

                        Dreyfus GNMA Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  265SA9910